NYSE: BBX March 2018 Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements based largely on current expectations of BBX Capital (“the Company”) or its subsidiaries, including Bluegreen Vacations, that involve a number of risks and uncertainties. All opinions, forecasts, projections, future plans or other statements, other than statements of historical fact, are forward-looking statements. Forward looking statements can be identified by the use of words or phrases such as "plans," "believes," "will," "expects," "anticipates," "intends," "estimates," "our view," "we see," "would" and words and phrases of similar meaning. The forward-looking statements in this presentation are also forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and involve substantial risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control. We can give no assurance that such expectations will prove to have been correct. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. When considering forward-looking statements, you should keep in mind the risks, uncertainties and other cautionary statements made in this presentation. You should not place undue reliance on any forward-looking statement, which speaks only as of the date made. This presentation also contains information regarding the past performance of the Company, its subsidiaries and their respective investments and operations, and you should note that prior or current performance is not a guarantee or indication of future performance, and not all past activities or investments are described, some of which were not successful or resulted in losses. Some factors which may affect the accuracy of the forward-looking statements apply generally to the industries in which the Company operates, including the development, operation, management and investment in residential and commercial real estate, the resort development and vacation ownership industries in which Bluegreen operates, the home improvement industry in which Renin operates, the confectionary industry in which BBX Sweet Holdings and IT’SUGAR operate, and the pizza franchise industry in which the Company has recently commenced activities. Risks and uncertainties include, without limitation, risks associated with the ability to successfully implement currently anticipated plans and generate earnings, long term growth, and increased shareholder value, book value, and/or intrinsic value; risks and uncertainties regarding valuation methodologies and valuations; the performance of entities in which BBX Capital has made investments may not be profitable or perform as anticipated; BBX Capital is dependent upon dividends from its subsidiaries, principally Bluegreen, to fund its operations; BBX Capital's subsidiaries may not be in a position to pay dividends, dividend payments may be subject to certain restrictions, including restrictions contained in debt instruments, and may be subject to declaration by such subsidiary's board of directors or managers; the risks relating to acquisitions, including acquisitions in diverse industries, integration risks, risks regarding achieving profitability, foreign currency transaction risk, and goodwill and other intangible impairment risks; risks relating to the monetization of BBX Capital's legacy assets; and risks related to litigation and other legal proceedings involving BBX Capital and its subsidiaries. The Company's investment in Bluegreen exposes the Company to risks of Bluegreen's business and its ability to pay dividends to BBX Capital, and risks inherent in the vacation ownership industry, including the risk that Bluegreen's marketing expenses will increase; the risk that Bluegreen’s capital-light business activities or other operations may not be successful because of changes in economic conditions or otherwise, the risk that Bluegreen may not be successful in competing against larger hospitality branded affiliated companies, the risk that the vacation ownership industry will not continue to grow, the risk its marketing alliances with Bass Pro Shops and Choice Hotels may not be as successful or grow as anticipated and the risk that Bluegreen's strategy to grow profitability and increase long-term value may not be realized as anticipated, if at all. In addition, with respect to BBX Capital's Real Estate and Middle Market Division, the risks and uncertainties include risks relating to the real estate market and real estate development, the risk that joint venture partners may not fulfill their obligations and the projects may not be developed as anticipated or be profitable, and contractual commitments may not be completed on the terms provided or at all; risks related to increases in the availability and cost of chocolate and other confections; risks relating to the acquisition of IT’SUGAR, including the risk that the revenue anticipated to be generated by its operations will not be achieved, that net income may not be generated when anticipated or at all, and that the transaction may not be advantageous and the Company may not realize the anticipated benefits of the acquisition; and risks related to our pizza franchise operations, including that stores may not be opened when or in the number anticipated, stores opened may not operate profitably, and the Company’s pizza franchise activities may not be successful. Additional risks and uncertainties are described BBX Capital’s Annual Report on Form 10-K for the year ended December 31, 2017, which are available to view on the SEC's website, https://www.sec.gov, and on BBX Capital's website, www.BBXCapital.com.; and additional risks and uncertainties are also described in Bluegreen’s Annual Report on Form 10-K for the year ended December 31, 2017, which are available to view on the SEC's website, https://www.sec.gov, and on Bluegreen’s website, www.bluegreenvacations.com. BBX Capital cautions that the foregoing factors are not exclusive, and we do not undertake, and specifically disclaim any obligation, to update.

A Diversified Holding Company Offering an attractive investment opportunity Led by an entrepreneurial team focused on creating value over the long term 90% owner of Bluegreen Vacations, a profitable and growing “drive-to” vacation ownership company, with a compelling valuation opportunity Track record of identifying “inflection point” growth opportunities, becoming value-add partners, with a strong financial footing Current portfolio of valuable assets in key targeted verticals

BBX Capital Corporation & Affiliates A family of companies dating back more than forty years, led by a management team with a long history of entrepreneurship. Activities from 1972 to present day have included: Real Estate Acquisition and Management - $1 Billion+ Banking - 100 Branches, $6.5 Billion in Assets Commercial Real Estate Lending - $3 Billion+ Investment Banking & Brokerage - 1,000 Investment Professionals Homebuilding - Thousands of Homes Planned Community Development - 9,000 Acres Asian Themed Restaurants - 65 Locations Vacation Ownership Resort Network, including 67 resorts, and over 213,000+ vacation club owners

Past Activities Seeking to invest in companies at the right time and optimize BBX’s value add

BBX’s Corporate Strategy Build long-term shareholder value as opposed to focusing on quarterly or annual earnings Objective Achieve long-term growth as measured by increases in book value and intrinsic value over time As many of BBX Capital’s assets do not generate income on a regular or predictable basis One way of analyzing the value of BBX Capital is “Sum-of-Parts” analysis Goal

Solid Financial Foundation and Balance Sheet Over $100M in cash liquidity on our Balance Sheet 2016 2017 ($ in thousands) Total Revenues $ 767,295 815,782 Income before Taxes $ 78,036 93,374 Adjusted EBITDA (1) (2) $ 103,071 120,307 Adjusted EBITDA is a non-GAAP financial measure. See company disclosures for a reconciliation of BBX Capital’s net income to Adjusted EBITDA. BBX Capital’s assets do not generate Adjusted EBITDA or income on a regular or predictable basis. Our objective is long-term growth as measured by increases in book value and intrinsic value over time.

Increased Trading Volume in 2017 Average Daily Trading Volume (in thousands) Since up-listing to the NYSE on July 13, 2017, liquidity in BBX has increased dramatically Average daily volume of shares traded is 296k since the NYSE-listing vs. 228k for the period from 1/1/17 – 7/12/17. Liquidity has increased since the Bluegreen IPO, with an average daily trading volume of 430k and 424k in November and December, respectively.

Delivering Value to Shareholders S&P 500 BBX Capital Class A Common Stock 6-Year Cumulative Total Return Historical results may not be indicative of future results. On December 15, 2016, the Company, formerly BFC Financial  Corporation, consummated its acquisition of BBX Capital Florida, LLC (formerly BBX Capital Corporation). Prior to such acquisition, the Company held an approximate 82% equity interest and 90% voting interest in the former BBX Capital Corporation. During January 2017, BFC Financial Corporation changed its name to BBX Capital Corporation. The Company’s Class A Common Stock commenced trading on the NYSE on July 13, 2017. The Company’s Class A Common Stock previously traded on the OTCQX. Note: Sale of BankAtlantic was closed on July 31, 2012.

Three Strategic Verticals

BBX Capital

1	2	3
bluegreenvacations	BBX Capital MIDDLE MARKET	BBX Capital REAL ESTATE

HOSPITALITY

Bluegreen Vacations:

- NYSE: BXG
- 90% ownership interest
- 67 Resorts
- 213,000+ Vacation Club Owners

MIDDLE MARKET

Subsidiaries:

- BBX Sweet Holdings
  - IT'SUGAR
  - Hoffman's Chocolates
  - Las Olas Brands
- Renin
- Mod Pizza
  - Exclusive Florida Mod Pizza Franchisee

REAL ESTATE

Acquisition, Ownership, and Management of:

- Legacy Assets
- Developments
- Joint Ventures

BBX Capital
9

Three Strategic Verticals

BBX Capital

1

bluegreenvacations

HOSPITALITY

Bluegreen Vacations:

- NYSE: BXG
- 90% ownership interest
- 67 Resorts
- 213,000+ Vacation Club Owners

2

BBX Capital MIDDLE MARKET

MIDDLE MARKET

Subsidiaries:

- BBX Sweet Holdings
  - IT'SUGAR
  - Hoffman's Chocolates
  - Las Olas Brands
- Renin
- Mod Pizza
  - Exclusive Florida Mod Pizza Franchisee

3

BBX Capital REAL ESTATE

REAL ESTATE

Acquisition, Ownership, and Management of:

- Legacy Assets
- Developments
- Joint Ventures

BBX Capital

10

Bluegreen Vacations Overview 1994 67 Resorts (1) ~213,000 (1) 252,000+ (2) 67%+ (2) 51%+ (2) $668 million (2) $149 million (2) (3) Entered Vacation Ownership Industry 43 Club Resorts 24 Club Associate Resorts Vacation Club Owners Tours Annually Capital-Light Revenue Sales to New Customers Revenue Adjusted EBITDA Solara Surfside | Miami Beach, Florida Data as of 12/31/17. LTM as of 12/31/17. See appendix for a reconciliation of Adjusted EBITDA to Net Income of $138 million.

Consistent Industry Growth Vacations are a Priority for Consumers Vacation Ownership Industry Sales ($ in billions) US Leisure Spend ($ in billions) 2009-2016 CAGR 6% 2009-2016 CAGR 4% Sources: 2017 EY State of the Vacation Timeshare Industry and Euromonitor. The Vacation Ownership Industry

Vacation Ownership Public Peer Group $2,144 $1,275 $729 $617 $498 Vacation Ownership Interest Sales (1) (2) System-wide (Contract sales) LTM 12/31/17. From Publicly available information ($ in millions)

Competitive Advantages Significant Fee-Based VOI Sales Strong Net Owner Growth Balanced Approach to Growth Differentiated Target Demographic Multiple Marketing Channels for New Owners Industry Innovator

Large and Differentiated Owner Base Bluegreen Vacation Club Owners CAGR: 5% 2017 Volume Per Guest (VPG) Avg. Customer Household Income (1) ILG, HGV and VAC data from 2017, 2016 and 2015 investor presentations, respectively. Source: Company Filings. LTM as of 12/31/17. ILG 2017 10-K. Represents the results of the VOI segment only. ($ in thousands) (in thousands) Millennial 28% EBITDA Margin (2)

Leading Operator of “Drive-To” Vacation Ownership Resorts 85% of owners live within a 4-hour drive to a Bluegreen resort Geographically diverse owner base Opportunities for growth in the Western US As of 12/31/17.

Bluegreen Vacations
Multiple Sources for Revenue

($ in millions)

Sales of VOIs and Financing (2)

System-Wide VOI Sales, net (1)

System-Wide Sales

VOI Sales Revenue

Fee-Based Sales Commission Revenue

Non-Fee-Based VOI Sales Revenue

Interest Income

Resort Operations and Club Management

# of Tours ✖ Wtd. Avg. Close Rate ✖ Avg. Transaction Size

Multiple levers to achieve target results

Fee-based VOI Sales ✖ % Commission

Asset-light source of revenue

Non-Fee-Based VOI Sales − Allowance For Loan Loss

Programmatic conversion to revenue

Consumer Finance Receivables ✖ Average Coupon

Average FICO of 724(3)

Number of Resorts & Club Members

Recurring and growing income stream



System-Wide VOI Sales (1)
$553
$605
$617
2015
2016
2017
Commissions Revenue
$174
$202
$229
2015
2016
2017
Non-Fee-Based VOI Sales Revenue
$259
$266
$240
2015
2016
2017
Interest Income on VOI Notes Receivable Portfolio
$84
$89
$87
2015
2016
2017
Segment Revenue
$83
$90
$97
2015
2016
2017

(1) System-wide VOI sales represents all sales of VOIs, whether owned by us or a third-party immediately prior to sale. GAAP sales of VOIs only include sales of our owned inventory and are further reduced by our estimate for uncollectible VOI notes receivable.
(2) Excluding mortgage servicing revenue of $2.7 million, $3.8 million and $5.2 million in 2015, 2016 and 2017, respectively.
(3) Weighted-average FICO score in 2017 after a 30-day, "same as cash" period after the point of sale.

BBX Capital | bluegreenvacations

17

Capital-Light Business Model 2017 Revenue (1) 67%+ Capital-Light Developed VOI Sales 20% Consumer Financing 13% Capital-Light VOI Sales(2) and Fee-Based Commissions 50% Management & Other Fee-Based Services 17% Loans to qualified customers Interest income Mortgage servicing fees Resort management services Club management Other owner programs Initial VOI Sale First-time customer Purchase real-estate-backed points annually in perpetuity Title fees Finance Management and Other Fee-Based Services Purchase of additional real-estate-backed points Incremental financing, title, management and maintenance fees Additional VOI Purchases Excludes Other Income, net. Includes just-in-time and secondary market inventory arrangements.

Resort Operations and Club Management Revenue Financing Revenue: Interest Income 8.3% Other Recurring Revenue $17.6 $19.9 1.6% 13.1% ($ in millions) Recurring Revenue Streams

Capital-Light and Flexible Business Model Sales for the Year ended December 31, 2017 Predominantly Capital-Light Well-Balanced Sales Cash and Interest Income (1) Cash sales represent the portion of system-wide sales of VOIs, net that is received from customers in cash within 30 days of purchase.

Bluegreen Vacation Club (3) Optional Traveler Plus Program $59.00 incremental annual fee (69% of owners participate) Choice Hotels Over 6,800 hotels in 40+ countries Cruise Packages Norwegian, Carnival, Crystal, Royal Caribbean, Holland America 43 Internal Direct Exchange Resorts Select Connection, Prizzma Additional Vacation Options Interval, Coast to Coast Discounts at various hotels, restaurants, retail and leisure establishments and rental car agencies Basic Ownership $139 annual Club dues (1) (100% of owners) 67 Quality Resorts RCI 4,300+ resorts in 100+ countries Significant Vacation Flexibility Including destination, length of stay and borrow-and-save options (2) The Bluegreen Vacation Club provides access to a variety of destinations and resort types Also requires annual payment of maintenance fees and club dues to the Vacation Club. Ability to carryover any unused points for one year and to borrow points from the next year, subject to certain restrictions and fees. As of 12/31/17.

Sales and Marketing Driven Business Vacation Packages & Leads Tanger Outlets | Premium Outlets | Simon Malls Tours Sales In-House Tours Owners 245,000+ Vacation Packages Sold (1) 252,000+ Tours (New Customer & Existing Owners) (1) $617 Million System-Wide VOI Sales (1) 213,000+ Vacation Club Owners (1) Other New Customer 29% As of 12/31/17.

Long-standing, Strategic Relationship with Bass Pro 3 premier wilderness-themed resorts On-site sales centers Perpetual agreement Bass Pro Shops Big Cedar Joint Venture Annual visitors in millions for comparison (1) (2) 2017 MLB regular season attendance. North American Disney Parks. 2016 estimate. Bass Pro Shops Data. At resorts developed by Bluegreen/Big Cedar Vacations LLC. Bass Pro Marketing Partnership Big Cedar JV (51% Bluegreen Ownership) Number of Vacation Ownership Units (4) Leading experiential retailer Unilateral exclusive marketing rights On-site kiosks in 68 Bass Pro stores Access to customer database, catalog and website 17-year relationship Contract through 2025 (3)

Bass Pro Cabela Acquisition Provides Further Opportunity As of 12/31/17. Assumes that Cabela locations are operated as a part of Bass Pro. Percent of Bluegreen Owners by State

Expanded Relationship with Choice Hotels #1 Hotel Program #2 Hotel Program Choice Privileges Membership (2) Bluegreen Vacations is the official vacation ownership provider of Choice Hotels Exclusive relationship since 2013, renewed for 15+ years in 2017 World’s second largest hotel company (1) Industry’s fastest growing loyalty program with 33 million members (2) Only hotel company on 2017 Forbes list of 100 top innovative companies “Soft-branded” Bluegreen resorts into Choice’s Ascend Hotel Collection Close demographic match with Bluegreen In terms of units. Source: Choice Hotels company filings as of 12/31/17.

Expanded Choice Hotels Marketing Alliance Provides Significant Growth Opportunity Substantial Growth Potential Historically Had Access to Only One Channel Quality Leads Calls Site Visits Digital Impressions Guests Loyalty Members Emails Quality Leads Calls

Bluegreen Consolidated Financial Performance System-Wide VOI Sales, Net (1) Revenue Adjusted EBITDA(2) Excludes impact of estimated uncollectible VOI notes receivable. Includes sales made on behalf of fee-based service clients. Adjusted EBITDA is a non-GAAP financial measure that is Adjusted to exclude certain non-recurring items; excludes minority (49%) contribution from Big Cedar joint venture. See appendix for a reconciliation of net income, the most comparable GAAP financial measure, to Adjusted EBITDA. ($ in millions)

Potential Growth Drivers Process Improvements New Customer Growth Product and Geographic Expansion Expanded Marketing Relationships Enhanced Digital Presence Northeastern and Western Expansion Strategic M&A and Fee-Based Development Focus on Efficiency Enhanced Digital Presence

Three Strategic Verticals

BBX Capital

1

bluegreenvacations

2

BBX Capital MIDDLE MARKET

3

BBX Capital REAL ESTATE

HOSPITALITY

Bluegreen Vacations:

- NYSE: BXG
- 90% ownership interest
- 67 Resorts
- 213,000+ Vacation Club Owners

MIDDLE MARKET

Subsidiaries:

- BBX Sweet Holdings
  - IT'SUGAR
  - Hoffman's Chocolates
  - Las Olas Brands
- Renin
- Mod Pizza
  - Exclusive Florida Mod Pizza Franchisee

REAL ESTATE

Acquisition, Ownership, and Management of:

- Legacy Assets
- Developments
- Joint Ventures

BBX Capital

29

BBX Capital Middle Market Operations Headquartered in Deerfield Beach, Florida, IT’SUGAR, LLC (“IT’SUGAR”) is the largest specialty candy retailer in the United States with 95 locations in 26 states and Washington, DC. BBX Sweet Holdings acquired IT’SUGAR in June 2017 for a purchase price of approximately $58.4 million, net of cash acquired. From the date of acquisition to December 31, 2017, IT’SUGAR generated $47 million of trade sales.

IT’SUGAR Current Footprint

Consolidation in a Fragmented Industry Specialty Candy Brands Based in Greenacres, FL Founded in 1975 Specialty candy retailers operating in South Florida Coconut Cashew Crunch 1st ever sofiTM product of the year Most Innovative New Product Award in the Gourmet/Premium Category NCA’s Sweets & Snacks Expo With award-winning products:

Renin: Focused on Execution Specialty Doors Systems Hardware Home Décor Products Barn Door Systems Driving Growth International Distribution Canada, United States, and Europe Balanced Sales Mix 50% of Sales from Big Box Retail Lean Management Focused on Improving Sales and Margin Designer, distributor, and manufacturer of: Millwork Vendor of the Year 2016

Profitable Industry Innovator 2015 2016 2017 ($ in thousands) Total Revenues $56,461 $65,225 $69,648 Income before Taxes ($2,058) $857 $2,180 Adjusted EBITDA (1) ($68) $1,852 $4,595 Book Value as of 12/31/17 $12,698 See appendix for a reconciliation of Renin’s net income to Adjusted EBITDA.

MOD Pizza: Pipeline for Future Growth BBX is the exclusive franchisee in Florida Goal of developing 50+ locations over the next 6 years Target markets include: Ft. Lauderdale Jacksonville Miami Orlando Tampa West Palm Peach Poised to deliver growth in markets that capitalize on BBX’s expertise In 2016, MOD Pizza was named America’s fastest growing chain restaurant by Technomic Franchisor is headquartered in Seattle, WA Currently over 295 locations in 26 states FAST CASUAL PIZZA

Three Strategic Verticals

BBX Capital

1

bluegreenvacations

HOSPITALITY

Bluegreen Vacations:

- NYSE: BXG
- 90% ownership interest
- 67 Resorts
- 213,000+ Vacation Club Owners

2

BBX Capital MIDDLE MARKET

MIDDLE MARKET

Subsidiaries:

- BBX Sweet Holdings
  - IT'SUGAR
  - Hoffman's Chocolates
  - Las Olas Brands
- Renin
- Mod Pizza
  - Exclusive Florida Mod Pizza Franchisee

3

BBX Capital REAL ESTATE

REAL ESTATE

Acquisition, Ownership, and Management of:

- Legacy Assets
- Developments
- Joint Ventures

BBX Capital

36

Bonterra – CC Homes | Hialeah, Florida Approximately 50 acres 394 single-family homes With CC Homes, a Codina-Carr Company Altis at Bonterra | Hialeah, Florida Approximately 14 acres under construction 314 rental apartment units With Altman Development Single and Multifamily Homes

PGA Station Project PGA Station | Palm Beach Gardens, Florida Adjacent to PGA Design Center BBX is marketing the land parcel and is seeking joint venture partners or third parties for the development phases Obtained approvals for 122 room limited-service suite hotel, 9,100 sf of medical offices, and approximately 188,000 sf of office buildings on vacant tracts of land 122 room hotel pad sold to third party 9,100 sf medical pad sold to third party

Gardens on Millenia Project

Joint Venture:
- Located near the Mall at Millenia in Orlando, FL
  - ~300,000 sf retail shopping center
    - Big-box
    - In-line tenants
  - Two outparcel retail pads developed

Sold ~15 acre land parcel to Costco
- Costco built a ~152,000 sf store and gas station

Invested in JV with Stiles Corp.
- ~141,100 sf retail center adjacent to Costco
- Construction is completed
  - Hobby Lobby and Academy Sports anchor the center

JV with ContraVest
- Develop the Addison on Millenia
- 292 apartment homes on approximately 12 acres
- Construction is substantially complete

Original Plans



EXECUTION

Gardens on Millenia
May 2017


Academy
COSTCO
Culver's

BBX Capital

39

Beacon Lake Beacon Lake As of 12/19/17 Rendering of future plans The total project area is ~632 acres. Total Residential Units – 1,476 Units 1,280+ Single family homes 196 Townhome units Phase 1 consists of 302 single family residential lots Project Overview

Portfolio of Projects [1] [2]

Asset Name	City	State	Project Size	Segment	Status
Bayview Site [1]	Fort Lauderdale	FL	3 Acres	Mixed Use	Pre-Development
PGA Pods A&C	Palm Beach Gardens	FL	18 Acres	Mixed Use	In Development
PGA Pods B[1]	Palm Beach Gardens	FL	145,000 SF	Mixed Use	Completed
Addison on Millenia [1]	Orlando	FL	292 Apartments	Multifamily	Completed
Altis at Bonterra [1]	Hialeah	FL	314 Apartments	Multifamily	Completed
Altis at Kendall Square [1]	Kendall	FL	321 Apartments	Multifamily	Completed
Altis at Lakeline [1]	Lakeline	TX	354 Apartments	Multifamily	Completed
Altis at Shingle [1]	Orlando	FL	356 Apartments	Multifamily	In Development
Altis at Grand Central [1]	Tampa	FL	314 Apartments	Multifamily	In Development
Altis at Promenade [1]	Tampa	FL	338 Apartments	Multifamily	In Development
Gardens on Millenia - JV [1]	Orlando	FL	142,000 SF	Retail	Completed
Gardens on Millenia - Land	Orlando	FL	2 Outparcels	Retail	Completed
Village at Victoria Park [1]	Fort Lauderdale	FL	30 Homes	Single Family	In Development
CC Homes Bonterra [1]	Hialeah	FL	394 Homes	Single Family	Completed
Centra Falls [1]	Pembroke Pines	FL	89 Townhomes	Single Family	In Development
Centra Falls West [1]	Pembroke Pines	FL	61 Townhomes	Single Family	In Development
Beacon Lake [1]	Jacksonville	FL	1,476 Lots	Single Family	In Development
Chapel Grove Townhomes [1]	Pembroke Pines	FL	125 Townhomes	Single Family	In Development
CC Homes Miramar [1]	Miramar	FL	193 Homes	Single Family	Pre-Development
RoboVault	Fort Lauderdale	FL	90,000 SF	Storage	Pending Rent Stabilization
Villa San Michele	Tallahassee	FL	272 Beds (82 Units)	Student Housing	Sold January 2018

BBX Capital

(1) These assets represent investments in real estate ventures that are not consolidated into BBX Capital's Financial Statements.
(2) As of 12/31/17. See BBX Capital's Form 10-K for the year ended 12/31/17 for additional information.

41

Three Strategic Verticals

BBX Capital

1

bluegreenvacations

2

BBX Capital MIDDLE MARKET

3

BBX Capital REAL ESTATE

HOSPITALITY

Bluegreen Vacations:

- NYSE: BXG
- 90% ownership interest
- 67 Resorts
- 213,000+ Vacation Club Owners

MIDDLE MARKET

Subsidiaries:

- BBX Sweet Holdings
  - IT'SUGAR
  - Hoffman's Chocolates
  - Las Olas Brands
- Renin
- Mod Pizza
  - Exclusive Florida Mod Pizza Franchisee

REAL ESTATE

Acquisition, Ownership, and Management of:

- Legacy Assets
- Developments
- Joint Ventures

BBX Capital
42

BBX Capital: Possible Valuation Methodology Consider the market cap of the Bluegreen Vacations stock owned by BBX, and consider it a tracking stock to BBX based on its ownership stake of 90% BBX Capital consolidated book value as of 12/31/17 of $573.2 million minus Bluegreen Vacations book value as of 12/31/17 of $344.0 million The delta between the trading multiples of Bluegreen and those of other companies may be due to a number of variables including, but not limited to, differences in financial and operating characteristics, and the companies’ affiliation with companies which provide sources of tour flow and an existing customer base. There are many ways to value a company and its securities. Valuation is a complex analytical process involving determinations as to the most appropriate and relevant methods of financial analysis. The sum-of-the-parts is only one of many possible methodologies. The above valuation does not consider or take into account i) taxes or indebtedness due on a sale, ii) subsidiary expenses or operating results of the subsidiaries, or iii) corporate overhead. Further, estimates of the value of a business or securities may not be realized on sale or liquidation and do not reflect the prices at which securities may trade in the future. The market capitalization of Bluegreen and the equity value of Bluegreen held by BBX in Bluegreen is as of December 31, 2017. Such amount may increase or decrease in the future based on both factors relating to Bluegreen and factors outside of Bluegreen’s control.

BBX Capital: Possible Valuation Methodology Bluegreen (NYSE: BXG) Market Capitalization/Equity Value as of 12/31/17 $1.36 billion BBX Capital’s 90% Ownership of Bluegreen Vacations Corporation $1.23 billion BBX Market Capitalization as of 12/31/17 $792 million BBX Fully Diluted Shares Outstanding for the year ended 12/31/17 104 million (1) BBX Stock Price on 12/31/17 $7.97 Includes unvested shares There are many ways to value a company and its securities. Valuation is a complex analytical process involving determinations as to the most appropriate and relevant methods of financial analysis. The sum-of-the-parts is only one of many possible methodologies. The above valuation does not consider or take into account i) taxes or indebtedness due on a sale, ii) subsidiary expenses or operating results of the subsidiaries, or iii) corporate overhead. Further, estimates of the value of a business or securities may not be realized on sale or liquidation and do not reflect the prices at which securities may trade in the future. The market capitalization of Bluegreen and the equity value of Bluegreen held by BBX in Bluegreen is as of December 31, 2017. Such amount may increase or decrease in the future based on both factors relating to Bluegreen and factors outside of Bluegreen’s control.

+ BBX Capital: Possible Valuation Methodology Consider the market cap of the Bluegreen Vacations stock owned by BBX, and consider it a tracking stock to BBX based on its ownership stake of 90% BBX Capital consolidated book value as of 12/31/17 of $573.2 million minus Bluegreen Vacations book value as of 12/31/17 of $344.0 million The delta between the trading multiples of Bluegreen and those of other companies may be due to a number of variables including, but not limited to, differences in financial and operating characteristics, and the companies’ affiliation with companies which provide sources of tour flow and an existing customer base. There are many ways to value a company and its securities. Valuation is a complex analytical process involving determinations as to the most appropriate and relevant methods of financial analysis. The sum-of-the-parts is only one of many possible methodologies. The above valuation does not consider or take into account i) taxes or indebtedness due on a sale, ii) subsidiary expenses or operating results of the subsidiaries, or iii) corporate overhead. Further, estimates of the value of a business or securities may not be realized on sale or liquidation and do not reflect the prices at which securities may trade in the future. The market capitalization of Bluegreen and the equity value of Bluegreen held by BBX in Bluegreen is as of December 31, 2017. Such amount may increase or decrease in the future based on both factors relating to Bluegreen and factors outside of Bluegreen’s control. Plus – BBX Capital’s book value, excluding Bluegreen Vacations (1)

BBX Capital: Valuable Assets Offer Potential Additional Upside BBX fully diluted shares outstanding for the year ended 12/31/17 104 Million + Based on BBX’s 90% ownership stake = $1.228B Market Cap/Equity Value ~$229M BBX Capital consolidated book value as of 12/31/17 of $573.2 million minus 90% of Bluegreen Vacations book value as of 12/31/17 of $344.0 million There are many ways to value a company and its securities. Valuation is a complex analytical process involving determinations as to the most appropriate and relevant methods of financial analysis. The sum-of-the-parts is only one of many possible methodologies. The above valuation does not consider or take into account i) taxes or indebtedness due on a sale, ii) subsidiary expenses or operating results of the subsidiaries, or iii) corporate overhead. Further, estimates of the value of a business or securities may not be realized on sale or liquidation and do not reflect the prices at which securities may trade in the future. The market capitalization of Bluegreen and the equity value of Bluegreen held by BBX in Bluegreen is as of December 31, 2017. Such amount may increase or decrease in the future based on both factors relating to Bluegreen and factors outside of Bluegreen’s control. ~$1.457B Potential Sum-of-Parts Valuation Market Value – 12/31/17 Sum-of-Parts Book Value – Excluding Bluegreen 12/31/17(1)

Plus – any assumed market value of BBX Capital’s net assets in excess of book value + + + BBX Capital: Possible Valuation Methodology Consider the market cap of the Bluegreen Vacations stock owned by BBX, and consider it a tracking stock to BBX based on its ownership stake of 90% Plus – Bluegreen’s opportunity to narrow the delta between its trading multiple and the trading multiples of Hilton Grand Vacations and Marriott Vacations (2) BBX Capital consolidated book value as of 12/31/17 of $573.2 million minus Bluegreen Vacations book value as of 12/31/17 of $344.0 million The delta between the trading multiples of Bluegreen and those of other companies may be due to a number of variables including, but not limited to, differences in financial and operating characteristics, and the companies’ affiliation with companies which provide sources of tour flow and an existing customer base. There are many ways to value a company and its securities. Valuation is a complex analytical process involving determinations as to the most appropriate and relevant methods of financial analysis. The sum-of-the-parts is only one of many possible methodologies. The above valuation does not consider or take into account i) taxes or indebtedness due on a sale, ii) subsidiary expenses or operating results of the subsidiaries, or iii) corporate overhead. Further, estimates of the value of a business or securities may not be realized on sale or liquidation and do not reflect the prices at which securities may trade in the future. The market capitalization of Bluegreen and the equity value of Bluegreen held by BBX in Bluegreen is as of December 31, 2017. Such amount may increase or decrease in the future based on both factors relating to Bluegreen and factors outside of Bluegreen’s control. Plus – BBX Capital’s book value, excluding Bluegreen Vacations (1)

A Diversified Holding Company Offering an attractive investment opportunity Led by an entrepreneurial team focused on creating value over the long term 90% owner of Bluegreen Vacations, a profitable and growing “drive-to” vacation ownership company, with a compelling valuation opportunity Track record of identifying “inflection point” growth opportunities, becoming value-add partners, with a strong financial footing Current portfolio of valuable assets in key targeted verticals

NYSE: BBX Thank You! March 2018

APPENDIX

BBX Capital Corporation Date Book Value ($) Fully Diluted Book Value ($ Per Share) Fully Diluted Book Value Per Share Increase Over Prior Year % Stock Price Stock Price Increase Over Prior Year % S&P 500 Index Increase Over Prior Year % 12/31/2011 $ 121,534 $ 1.53 -18% $ 0.35 -5% -1% 12/31/2012 $ 298,967 $ 3.50 132% $ 1.26 260% 13% 12/31/2013 $ 239,421 $ 2.77 -21% $ 2.89 129% 30% 12/31/2014 $ 252,906 $ 2.84 3% $ 3.20 11% 11% 12/31/2015 $ 376,826 $ 4.21 48% $ 3.39 6% -1% 12/31/2016 $ 454,604 $ 4.22 - $ 4.88 44% 10% 12/31/2017 $ 573,230 $ 5.52 31% $ 7.97 63% 19% Returns % (1) Compound annual gain % 24% 68% 13% (2) Overall gain % 266% 2,117% 113% Note: Sale of BankAtlantic was closed on July 31, 2012.

BBX Capital Reconciliation of Net Income to EBITDA and Adjusted EBITDA 2016 2017 Net Income $ 41,657 100,597 Provision (Benefit) for income taxes 36,379 (7,223) Income before income taxes 78,036 93,374 Add/(less): Interest income (other than interest earned on VOI notes receivable) (4,399) (3,706) Interest expense 36,037 35,205 Interest expense on receivable-backed debt (18,348) (17,809) Franchise taxes 186 178 Depreciation and amortization 12,906 16,762 EBITDA 104,418 124,004 EBITDA attributable to non-controlling interests (9,705) (14,553) Loss (gain) on assets held-for-sale (1,423) 46 Foreign Exchange (gain) loss (219) 193 Corporate realignment cost - 5,836 One-time special bonus 10,000 - One-time payment to Bass Pro - 4,781 Adjusted EBITDA $ 103,071 120,307 ($’s in thousands) EBITDA is defined as earnings, or net income, before taking into account interest income (excluding interest earned on VOI notes receivable), interest expense (excluding interest expense incurred on financings related to Bluegreen’s receivable-backed notes payable), franchise taxes, and depreciation and amortization. For purposes of the EBITDA calculation, no adjustments were made for interest income earned on Bluegreen’s VOI notes receivable or the interest expense incurred on debt that is secured by such notes receivable because they are both considered to be part of the operations of Bluegreen’s business. Adjusted EBITDA is defined as EBITDA Adjusted for EBIDTA attributable to noncontrolling interest and items that the Company believes are not representative of ongoing operating results. The Company considers EBITDA and Adjusted EBITDA to be an indicator of its operating performance, and it is used to measure its and its subsidiaries ability to service debt, fund capital expenditures and expand its business. EBITDA is also used by companies, lenders, investors and others because it excludes certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company’s capital structure, debt levels and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. Additionally, the tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provision for income taxes can vary considerably among companies. EBITDA also excludes depreciation and amortization because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets. These differences can result in considerable variability in the relative costs of productive assets and the related depreciation and amortization expense among companies. The Company considers Adjusted EBITDA to be a useful supplemental measure of its operating performance that facilitates the comparability of historical financial periods. EDITDA and Adjusted EBITDA should not be considered as an alternative to income before income taxes as an indicator of the company's financial performance, or as an alternative to cash flow from operating activities as a measure of its liquidity. The Company's computation of EBIDTA and Adjusted EBITDA may differ from the methodology utilized by other companies. Investors are cautioned that items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing the Company’s financial performance.

Renin Holdings

Reconciliation of net income to Adjusted EBITDA

(in thousands)		2015	2016	2017
Net income (loss) from Renin	**$**	**(2,224)**	**857**	**1,484**
Provision for income taxes		**166**	**-**	**696**
Income (loss) before income taxes		**(2,058)**	**857**	**2,180**
Add:				
Interest expense		406	396	509
Depreciation and amortization		546	818	1,713
Foreign exchange (gain) loss		1,038	(219)	193
Adjusted EBITDA	**$**	**(68)**	**1,852**	**4,595**

Renin's EBITDA is defined as its earnings, or net income, before taking into account interest expense, depreciation and amortization.

Renin's Adjusted EBITDA is defined as EBITDA adjusted for foreign exchange (gains) and losses.

The Company considers Renin's EBITDA to be an indicator of Renin's operating performance, and it is used to measure Renin's ability to service debt, fund capital expenditures and expand its business. EBITDA is also used by companies, lenders, investors and others because it excludes certain items that can vary widely across different industries or among companies within the same industry.

Renin's Adjusted EBITDA excludes foreign exchange gains and losses as exchange rates may vary significantly among companies.

The Company considers Adjusted EBITDA to be a useful supplemental measure of Renin's operating performance that facilitates the comparability of historical financial periods.

EBITDA and Adjusted EBITDA should not be considered as an alternative to income before income taxes as an indicator of Renin's financial performance, or as an alternative to cash flow from operating activities as a measure of its liquidity. The computation of Renin's EBITDA and Adjusted EBITDA may differ from the methodology utilized by other companies. Investors are cautioned that items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing financial performance.

BBX Capital

53

Bluegreen Vacations Adjusted EBITDA Reconciliation

The following tables present Bluegreen's EBITDA, and Adjusted EBITDA, defined below, for the years ended December 31, 2017, 2016 and 2015, as well as a reconciliation of EBIDTA and Adjusted EBITDA to net income (in millions):

		For the Years Ended December 31,		
		2015	2016	2017
Net income	$	82	85	138
(Benefit) provision for income taxes		42	40	(3)
Income before income taxes		124	125	135
Add/(Less):				
Interest income (other than interest earned on VOI notes receivable)		(5)	(8)	(7)
Interest expense		15	12	12
Depreciation and Amortization		9	10	10
Bluegreen EBITDA		143	139	150
EBITDA attributable to the noncontrolling interest in Bluegreen/Big Cedar Vacations		(11)	(10)	(12)
(Gain) loss on assets held-for-sale		-	(1)	-
Corporate realignment costs		-	-	6
One-time payment to Bass Pro		-	-	5
One-time special bonus		-	10	-
Adjusted EBITDA	$	132	138	149

EBITDA is defined as earnings or net income, before taking into account interest income (excluding interest earned on VOI notes receivable), interest expense (excluding interest expense incurred on financings related to Bluegreen's receivable-backed notes payable), income and franchise taxes, depreciation and amortization. For purposes of the EBITDA calculation, no adjustments were made for interest income earned on Bluegreen's VOI notes receivable or the interest expense incurred on debt that is secured by such notes receivable because they are both considered to be part of the operations of Bluegreen's business.

Adjusted EBITDA is defined as EBITDA adjusted for amounts attributable to noncontrolling interest in Bluegreen/Big Cedar Vacations (in which Bluegreen has a 51% equity interest) and items that the Company believes are not representative of ongoing operating results.

The Company considers Bluegreen's EBITDA and Adjusted EBITDA to be an indicator of Bluegreen's operating performance, and it is used to measure Bluegreen's ability to service debt, fund capital expenditures and expand its business.

EBITDA is also used by companies, lenders, investors and others because it excludes certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company's capital structure, debt levels and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. Additionally, the tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provision for income taxes can vary considerably among companies. EBITDA also excludes depreciation and amortization because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets. These differences can result in considerable variability in the relative costs of productive assets and the related depreciation and amortization expense among companies.

The Company considers Adjusted EBITDA to be a useful supplemental measure of Bluegreen's operating performance that facilitates the comparability of historical financial periods.

EBITDA and Adjusted EBITDA should not be considered as an alternative to income before income taxes as an indicator of the company's financial performance, or as an alternative to cash flow from operating activities as a measure of its liquidity. The Company's computation of EBITDA and Adjusted EBITDA may differ from the methodology utilized by other companies. Investors are cautioned that items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing the Company's financial performance.

BBX Capital
54

Bluegreen Vacations In-Store Vacation Package Sales Innovation Bass Pro Outdoor Traveler Kiosk Virtual Reality Enabled Store-in-Store Bass Pro Outdoor Traveler Kiosk *Currently in two test locations *Example